SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 16, 1998

                               Conning Corporation
             (Exact Name of Registrant as Specified in its Charter)

          Missouri                  0-23183                      43-1719355
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)

 700 Market Street, St. Louis, Missouri                             63101
(Address of Principal Executive Offices)                          (zip code)

       Registrant's telephone number, including area code:  (314) 444-0498


          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 16, 1998, the Registrant's indirect wholly owned subsidiaries, Conning Asset Management Company ("CAM") and Conning & Company ("CC") completed the acquisition of substantially all of the assets and certain liabilities of Noddings Investment Group, Inc. ("NIG") and Noddings & Associates, Inc. ("NA") from NIG and NA, respectively, pursuant to an Asset Purchase Agreement by and among CAM, CC, NIG, NA, Thomas C. Noddings, John G. Noddings, Edna F. Noddings and the Registrant (the "Purchase Agreement"). The assets acquired consisted principally of contracts with investment advisory clients, working capital of the business and other intangible assets. NIG is engaged in the business of providing investment advisory services with a focus on convertible securities on behalf of institutional clients and high net worth individual clients. NA provides broker-dealer services on behalf of institutional clients and high net worth individual clients, including clients of NIG. The purchase price was approximately $4.5 million in cash (including acquisition expenses), with additional contingent consideration in the amount of up to $27 million in cash payable over a three year period after the closing, based on meeting certain financial targets. The purchase price was paid from CAM's and CC's available cash. The Registrant intends to continue to use the assets acquired for generally the same purposes as such assets were used by NIG and NA prior to the acquisition. The purchase price was determined on the basis of arms-length negotiations between CAM and CC and NIG and NA based on a variety of factors, including, but not limited to, comparable transactions, historical and projected operating results, and cash flow valuation models.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements of the business acquired.

The following audited financial statements of Noddings & Associates, Inc. are submitted herewith:

     Report of Independent Auditors..........................................F-1
     Statement of Financial Condition at March 31, 1998......................F-2
     Statement of Operations for the year ended March 31, 1998...............F-3
     Statement of Changes in Stockholders' Equity for the year ended
       March 31, 1998........................................................F-4
     Statement of Cash Flows for the year ended March 31, 1998...............F-5
     Notes to Financial Statements...........................................F-6

The following audited financial statements of Noddings Investment Group, Inc. are submitted herewith:

     Report of Independent Auditors..........................................F-8
     Statement of Financial Condition at March 31, 1998......................F-9
     Statement of Operations for the year ended March 31, 1998..............F-10
     Statement of Changes in Stockholders' Equity for the year ended
       March 31, 1998.......................................................F-11
     Statement of Cash Flows for the year ended March 31, 1998..............F-12
     Notes to Financial Statements..........................................F-13

The following unaudited condensed financial statements of Noddings & Associates, Inc. are submitted herewith:

     Statement of Financial Condition at September 30, 1998.................F-15
     Statement of Operations for the nine months ended September 30, 1998...F-16 Statement of Changes in Stockholders' Equity for the nine months ended
       September 30, 1998...................................................F-17
     Statement of Cash Flows for the nine months ended September 30, 1998...F-18
     Notes to Condensed Financial Statements................................F-19

The following unaudited condensed financial statements of Noddings Investment Group, Inc. are submitted herewith:

     Statement of Financial Condition at September 30, 1998.................F-20
     Statement of Operations for the nine months ended September 30, 1998...F-21 Statement of Changes in Stockholders' Equity for the nine months ended
       September 30, 1998...................................................F-22
     Statement of Cash Flows for the nine months ended September 30, 1998...F-23
     Notes to Condensed Financial Statements................................F-24

(b)  Pro Forma financial information (unaudited)

     Condensed Consolidated Balance Sheets as of September 30, 1998.........F-25
     Condensed Consolidated Statement of Income for the year ended
       December 31, 1997....................................................F-26

     Condensed Consolidated Statement of Income for the nine months ended
       September 30, 1998...................................................F-27
     Notes to Pro Forma Condensed Consolidated Financial Statements.........F-28

(c)  Exhibits.

     2.1 Asset Purchase Agreement, dated December 16, 1998, by and among Conning Asset Management Company, Conning & Company, Noddings Investment Group, Inc., Noddings & Associates, Inc., Thomas C. Noddings, John G. Noddings, Edna F. Noddings and Conning Corporation

     23.1 Consent of Altschuler, Melvoin and Glasser, LLP

                         Report of Independent Auditors


The Board of Directors and Stockholders
Noddings & Associates, Inc.


We have audited the accompanying statement of financial condition of Noddings & Associates, Inc. as of March 31, 1998, and the related statements of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Noddings & Associates, Inc. at March 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Chicago, Illinois                       /s/ Altschuler, Melvoin and Glasser, LLP
May 1, 1998

                           Noddings & Associates, Inc.

                        Statement of Financial Condition

                                 March 31, 1998


Assets
Cash and cash equivalent                                       $   422,417
Investments, at value (cost - $8,155)                                7,013
Receivables:
     Brokers                                                        966,495
     Affiliates                                                      23,690
     Other                                                           13,248
Other                                                                 2,640
                                                                -----------
                                                                $ 1,435,503
                                                                ===========

Liabilities and stockholders' equity
Payable to affiliates                                               162,810
Accounts payable and accrued liabilities                            677,072
Deferred rent                                                        70,904
                                                                -----------
                                                                    910,786

Stockholders' equity:
     Class A common stock, no par value; 5,000 shares
       authorized, 750 shares issued and outstanding                  7,500
     Class B common stock, no par value; 15,000 shares
       authorized, 6,750 shares issued and outstanding                 ----
     Additional paid-in capital                                     255,000
     Retained earnings                                              262,217
                                                                -----------

Total stockholders' equity                                          524,717
                                                                -----------

                                                                $ 1,435,503
                                                                ===========


                             See accompanying notes.

                           Noddings & Associates, Inc.

                             Statement of Operations

                            Year ended March 31, 1998


Revenues
Commissions                                                    $ 1,748,528
Interest                                                         8,623,238
Dividends                                                           29,727
Change in unrealized appreciation/depreciation of investments        1,386
Other                                                              189,923
                                                               -----------
                                                                10,592,802

Expenses
Short interest rebates paid                                      7,572,710
Compensation and related benefits                                1,737,866
Occupancy and equipment rental                                     385,440
Clearing fees                                                      217,974
Marketing                                                          147,711
Office supplies and expenses                                        97,925
Professional fees and dues                                          59,924
Communications                                                      33,545
Net realized loss on investments                                    19,726
Other operating expenses                                            20,263
                                                               -----------
                                                                10,293,084
                                                               -----------

Net income                                                     $   299,718
                                                               ===========


                             See accompanying notes.

                           Noddings & Associates, Inc.

                  Statement of Changes in Stockholders' Equity

                            Year ended March 31, 1998


                                           Additional
                                Common      Paid-in      Retained
                                Stock       Capital      Earnings       Total
                              ---------    ----------   ----------    ---------

Balance at March 31, 1997     $   7,500    $ 255,000    $ (17,501)    $ 244,999
Net income                         ----         ----      299,718       299,718
Distributions to stockholders      ----         ----      (20,000)      (20,000)
                              ---------    ---------    ----------    ----------

Balance at March 31, 1998     $   7,500    $ 255,000    $ 262,217     $ 524,717
                              =========    =========    ==========    ==========


                             See accompanying notes.

                           Noddings & Associates, Inc.

                             Statement of Cash Flows

                            Year ended March 31, 1998


Cash flows from operating activities
Net income                                                     $ 299,718
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Net realized loss on investments                             19,726
     Change in unrealized appreciation/depreciation
       of investments                                             (1,386)
     Changes in assets and liabilities:
         Increase in receivable from brokers                    (178,838)
         Increase in receivable from affiliates                  (11,203)
         Increase in other receivable                             (6,707)
         Decrease in other assets                                    901
         Increase in payable to affiliates                       104,948
         Decrease in accounts payable and accrued liabilities    (57,105)
         Increase in deferred rent                                40,562
                                                               ----------
Net cash provided by operating activities                        210,616

Cash flows from investing activities
Cost of securities purchased                                     (80,494)
Proceeds from securities sold                                     59,149
                                                               ----------
Net cash used in investing activities                            (21,345)

Cash flows from financing activities
Distributions to stockholders                                    (20,000)
                                                               ----------
Net cash used in financing activities                            (20,000)
                                                               ----------
Net increase in cash and cash equivalent                         169,271

Cash and cash equivalent at beginning of year                    253,146
                                                               ----------
Cash and cash equivalent at end of year                        $ 422,417


                             See accompanying notes.

                           Noddings & Associates, Inc.

                          Notes to Financial Statements


1.  Organization

Noddings & Associates, Inc. (the Company) is a securities broker-dealer registered with the Securities and Exchange Commission, a member of the National Association of Securities Dealers, Inc., and a commodity introducing broker registered with the Commodity Futures Trading Commission and a member of the National Futures Association.

2.  Significant Accounting Policies

Revenues and expenses from customers' securities and commodities transactions are recorded on a trade date basis.

The Company considers its investment in a money market mutual fund as a cash equivalent.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  Commitments

An affiliate of the Company has an office lease that expires  December 31, 2006.
The  Company  is  allocated  a  portion  of  the  rent  expense.   Rent  expense
approximated $139,200 for the fiscal year ended March 31, 1998.

The Company is an introducing broker and clears all transactions with and for customers on a fully disclosed basis. In accordance with the clearing agreement with PaineWebber, Inc., securities transactions are cleared by Correspondent Services Corporation, an affiliate of PaineWebber, Inc., and commodity transactions are cleared by PaineWebber, Inc. The Company promptly transmits all customer funds and securities to its clearing broker. In connection with this arrangement, the Company is contingently liable for its customers' transactions.

4.  Related Parties

Operations of the Company's affiliates have been conducted by personnel of the Company. The Company allocates certain expenses to an affiliate that totaled $2,185,136 for the fiscal year ended March 31, 1998.

                           Noddings & Associates, Inc.

The Company earns commissions from transactions with various affiliates. In addition, the Company shares with its clearing broker in a portion of the interest income rebate resulting from the short securities positions from certain affiliates. Total commissions and interest earned from affiliates for the fiscal year ended March 31, 1998 were $875,278 and $612,516, respectively.

5.  Tax Status

The Company's tax year-end is December 31. The Company has elected S corporation status, and therefore, no provision for federal income taxes has been made. The Company is liable for Illinois replacement tax, based on its taxable income.

6.  Employee Benefit Plans

Effective December 31, 1992, the Company terminated its profit-sharing plan. Once certain necessary approvals are obtained, all assets will be distributed to the participants in accordance with the plan agreement.

The Company sponsors a defined contribution 401(k) plan covering eligible employees. The Company did not make a contribution to this plan during fiscal 1998.

7.  Net Capital Requirements

The Company is subject to the net capital rule of the Securities and Exchange Commission (SEC). This rule prohibits a broker/dealer from engaging in any securities transaction at a time when: (a) its aggregate indebtedness exceeds 15 times its net capital; or (b) its net capital is less than $100,000, as those terms are defined by the rule. At March 31, 1998, the Company's net capital and required net capital were $475,786 and $100,000, respectively, and its ratio of aggregate indebtedness to net capital was 1.91 to 1. Additionally, the Company is required by its clearing broker to maintain minimum net capital of $100,000.

                         Report of Independent Auditors


The Stockholders
Noddings Investment Group, Inc.


We have audited the accompanying statement of financial condition of Noddings Investment Group, Inc. as of March 31, 1998, and the related statements of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Noddings Investment Group, Inc. at March 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Chicago, Illinois                       /s/ Altschuler, Melvoin and Glasser, LLP
May 1, 1998

                         Noddings Investment Group, Inc.

                        Statement of Financial Condition

                                 March 31, 1998


Assets
Current assets:
     Cash and cash equivalent                                  $   264,583
     Receivables:
        Management and incentive fees                              404,249
        Affiliates                                                 298,345
        Other                                                        3,609
                                                               -----------

Total current assets                                               970,786

Office furnishings and equipment, net of accumulated
  depreciation of $518,039                                         153,075
Employee loan                                                       82,035
                                                               -----------

Total assets                                                   $ 1,205,896
                                                               ===========

Liabilities and stockholders' equity
Current liabilities:
     Payable to affiliates                                          14,315
     Accounts payable and accrued liabilities                      183,594
                                                               -----------
Total current liabilities                                          197,909

Deferred rent                                                       47,269

Stockholders' equity:
     Class A common stock, no par value; 50,000 shares
       authorized; 1,000 shares issued and outstanding             949,682
     Class B common stock, no par value; 50,000 shares
       authorized; 9,000 shares issued and outstanding                ----
     Retained earnings                                              11,036
                                                               -----------

Total stockholders' equity                                         960,718
                                                               -----------

Total liabilities and stockholders' equity                     $ 1,205,896
                                                               ===========


                             See accompanying notes.

                         Noddings Investment Group, Inc.

                             Statement of Operations

                            Year ended March 31, 1998


Revenues:
     Management and incentive fees                             $ 3,180,100
     Gains from interest in affiliated partnerships                 61,968
     Other                                                          30,239
                                                               -----------
                                                                 3,272,307

Expenses:
     Compensation and related benefits                           2,135,336
     Occupancy and equipment expense                               179,558
     Marketing                                                     160,019
     Professional fees and dues                                     61,068
     Other                                                         126,568
                                                               -----------
                                                                 2,662,549

Net income                                                     $   609,758
                                                               ===========


                             See accompanying notes.

                         Noddings Investment Group, Inc.

                  Statement of Changes in Stockholders' Equity

                            Year ended March 31, 1998


                                   Common         Retained
                                   Stock          Earnings        Total
                                 ----------     -----------    -----------

Balance at March 31, 1997        $  949,682     $ (298,722)    $  650,960
Net income                             ----        609,758        609,758
Distributions to stockholders          ----       (300,000)      (300,000)
                                 ----------     -----------    -----------

Balance at March 31, 1998        $  949,682     $   11,036     $  960,718
                                 ==========     ===========    ===========


                             See accompanying notes.

                         Noddings Investment Group, Inc.

                             Statement of Cash Flows

                            Year ended March 31, 1998


Cash flows from operating activities
Net income                                                     $ 609,758
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation                                                 77,116
     Gains from interest in affiliated partnerships              (61,968)
     Changes in assets and liabilities:
        Increase in management and incentive fees receivable     (53,811)
        Increase in receivable from affiliates                  (239,684)
        Increase in other receivables                             (3,609)
        Increase in payable to affiliates                          1,848
        Increase in accounts payable and accrued liabilities     139,858
        Increase in deferred rent                                 27,041
                                                               ----------

Net cash provided by operating activities                        496,549

Cash flows from investing activities
Purchases of office furnishings and equipment                    (89,478)
Decrease in employee loans                                        11,355
Distributions from affiliated partnerships                        61,968
                                                               ----------

Net cash used in investing activities                            (16,155)

Cash flows from financing activities
Contribution from stockholders                                      ----
Distributions to stockholders                                   (300,000)
                                                               ----------

Net cash used in financing activities                           (300,000)
                                                               ----------

Net increase in cash and cash equivalent                         180,394

Cash and cash equivalent at beginning of year                     84,189
                                                               ----------

Cash and cash equivalent at end of year                        $ 264,583
                                                               ==========


                             See accompanying notes.

                         Noddings Investment Group, Inc.

                          Notes to Financial Statements


1.  Organization and Business

Noddings Investment Group, Inc. (the Company) is a registered investment advisor incorporated in the state of Illinois. The Company's business is to serve as investment advisor to several affiliated limited partnerships (the partnerships), various individually managed accounts, and certain customers of Noddings & Associates, Inc. (N&A), a registered broker/dealer. The stockholders of the Company are also the stockholders of N&A. In addition, the Company serves as the general partner of the partnerships.

2.  Significant Accounting Policies

The Company considers its investment in a money market mutual fund as a cash equivalent.

Office furnishings and equipment are carried at cost and depreciated on the straight-line method over estimated useful lives.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  Related Parties

Operations of the Company have been conducted by personnel of N&A. Certain expenses of the Company were paid by N&A and allocated to the Company. These expenses totaled $2,185,136 for the year ended March 31, 1998.

The Company acts as the investment manager to certain partnerships and receives management and incentive fees from these partnerships based on terms defined by the partnership agreements. Total management and incentive fees earned from affiliates for the year ended March 31, 1998, were $1,038,633, of which $277,541 is included in receivable from affiliates at March 31, 1998. In addition, as general partner of the partnerships, the Company is allocated a 1% interest in the profits or losses of each partnership. For the year ended March 31, 1998, $61,968 was allocated, of which $20,804 is included in receivable from affiliates at March 31, 1998.

                         Noddings Investment Group, Inc.

4.  Lease Commitment

As of January 1, 1998, the Company entered into an office lease that expires December 31, 2006. The lease provides for rent escalations based on the lessor's taxes, maintenance, and other operating costs. Total rental expense for fiscal 1998 amounted to $232,000, of which $139,200 was allocated to N&A for the year ended March 31, 1998.

Minimum future rents due under the above lease are approximately as follows:

          Fiscal Year                              Amount
          -----------                            ----------
             1999                                $  169,000
             2000                                   174,000
             2001                                   179,000
             2002                                   185,000
             2003                                   190,000

          Thereafter                                764,000
                                                -----------
                                                 $1,661,000
                                                ===========

5.  Tax Status

The Company's tax year-end is December 31. The Company has elected S corporation status and, therefore, no provision for federal income taxes has been made. The Company is liable for Illinois replacement tax, based on its taxable income.

                           Noddings & Associates, Inc.

                   Condensed Statement of Financial Condition
                                   (unaudited)

                               September 30, 1998


Assets
Cash and cash equivalents                                      $  465,151
Investments                                                         3,733
Receivables:
    Brokers                                                       911,041
    Affiliates                                                      5,516
    Other                                                          10,350
Other                                                               7,546
                                                               ----------
                                                               $1,403,337
                                                               ==========

Liabilities and stockholders' equity
Accounts payable and accrued liabilities                       $  817,182
Deferred rent                                                      73,519
                                                               ----------
                                                                  890,701

Stockholders' equity:
    Class A common stock, no par value; 5,000 shares
       authorized, 750 shares issued and outstanding                7,500
    Class B common stock, no par value; 15,000 shares
      authorized, 6,750 shares issued and outstanding                ----
    Additional paid-in capital                                    255,000
    Retained earnings                                             250,136
                                                               ----------
Total stockholders' equity                                        512,636
                                                               ----------
                                                               $1,403,337
                                                               ==========


          The accompanying notes are an integral part of the condensed financial statements.

                           Noddings & Associates, Inc.

                        Condensed Statement of Operations
                                   (unaudited)

                      Nine Months ended September 30, 1998


Revenues
Commissions                                                    $   801,796
Interest                                                         6,185,196
Dividends                                                           27,350
Change in unrealized appreciation/depreciation of investments       25,419
Other                                                               68,380
                                                               -----------
                                                                 7,108,141

Expenses
Short interest rebates paid                                      5,398,220
Compensation and related benefits                                  974,383
Occupancy and equipment rental                                     154,302
Clearing fees                                                      213,232
Marketing                                                           67,818
Office supplies and expenses                                        39,264
Professional fees and dues                                          69,134
Communications                                                      33,026
Other operating expenses                                            31,440
                                                               -----------
                                                                 6,980,819
                                                               -----------
Net income                                                     $   127,322
                                                               ===========


          The accompanying notes are an integral part of the condensed financial statements.

                           Noddings & Associates, Inc.

             Condensed Statement of Changes in Stockholders' Equity
                                   (unaudited)

                      Nine Months ended September 30, 1998


                                             Additional
                                   Common     Paid-in     Retained
                                   Stock      Capital     Earnings       Total
                                  --------   ----------  ----------   ----------

Balance at December 31, 1997      $  7,500   $ 255,000   $ 127,814    $ 390,314
Net income                            ----        ----     127,322      127,322
Distributions to stockholders         ----        ----      (5,000)      (5,000)
                                  --------   ---------   ---------    ----------
Balance at September 30, 1998     $  7,500   $ 255,000   $ 250,136    $ 512,636
                                  ========   =========   =========    ==========


          The accompanying notes are an integral part of the condensed financial statements.

                           Noddings & Associates, Inc.

                        Condensed Statement of Cash Flows
                                   (unaudited)

                      Nine months ended September 30, 1998


Cash flows from operating activities
Net income                                                     $ 127,322
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Net realized loss on investments                                928
     Change in net unrealized appreciation/depreciation
       of investments                                              2,753
     Changes in assets and liabilities:
          Decrease in receivable from brokers                    262,260
          Decrease in receivable from affiliates                  13,507
          Increase in other receivable                            (1,995)
          Decrease in accounts payable and accrued liabilities  (265,681)
          Increase in deferred rent                               28,951
                                                               ----------
Net cash provided by operating activities                        168,045

Cash flows from investing activities
Cost of securities purchased                                      (1,355)
                                                               ----------
Net cash used in investing activities                             (1,355)

Cash flows from financing activities
Distributions to stockholders                                     (5,000)
                                                               ----------
Net cash used in financing activities                             (5,000)

                                                               ----------
Net increase in cash and cash equivalent                         161,690

Cash and cash equivalent at beginning of period                  303,461
                                                               ----------

Cash and cash equivalent at end of period                      $ 465,151
                                                               ==========


          The accompanying notes are an integral part of the condensed financial statements.

                           Noddings & Associates, Inc.

                     Notes to Condensed Financial Statements


Note 1 - Basis of Presentation

The accompanying unaudited financial statements should be read in conjunction with the financial statements and notes for the year ended March 31, 1998. In the opinion of management, the financial information reflects all adjustments which are of a normal recurring nature and are necessary for a fair presentation of the financial position, results of operations, and cash flows for the interim period. The results of operations for the interim period are not necessarily indicative of the results to be expected for the entire year.

                         Noddings Investment Group, Inc.

                   Condensed Statement of Financial Condition
                                   (unaudited)

                               September 30, 1998


Assets
Current assets:
     Cash and cash equivalent                                  $ 384,164
     Receivables:
          Management and incentive fees                          322,026
                                                               ---------

Total current assets                                             706,190

Office furnishings and equipment, net of accumulated
  depreciation of $549,879                                       121,235
Employee loan                                                     77,299
                                                               ---------

Total assets                                                   $ 904,724
                                                               =========

Liabilities and stockholders' equity
Current liabilities:
     Payable to affiliates                                        14,320
     Accounts payable and accrued liabilities                    160,712
                                                               ---------

Total current liabilities                                        175,032

Deferred rent                                                     49,012

Stockholders' equity:
     Class A common stock, no par value; 50,000 shares
       authorized; 1,000 shares issued and outstanding           949,682
     Class B common stock, no par value; 50,000 shares
       authorized; 9,000 shares issued and outstanding              ----
     Accumulated deficit                                        (269,002)
                                                               ---------

Total stockholders' equity                                       680,680
                                                               ---------

Total liabilities and stockholders' equity                     $ 904,724
                                                               =========


          The accompanying notes are an integral part of the condensed financial statements.

                         Noddings Investment Group, Inc.

                        Condensed Statement of Operations
                                   (unaudited)

                      Nine Months ended September 30, 1998


Revenues:
     Management and incentive fees                             $ 1,279,107
     Losses from interest in affiliated partnerships               (33,722)
     Other                                                         163,137
                                                               -----------

                                                                 1,408,522

Expenses:
     Compensation and related benefits                           1,377,184
     Occupancy and equipment expense                               118,618
     Marketing                                                     122,451
     Professional fees and dues                                     59,945
     Other                                                          39,791
                                                               -----------

                                                                 1,717,989
                                                               -----------

Net loss                                                       $  (309,467)
                                                               ===========


          The accompanying notes are an integral part of the condensed financial statements.

                         Noddings Investment Group, Inc.

             Condensed Statement of Changes in Stockholders' Equity
                                   (unaudited)

                      Nine Months ended September 30, 1998


                                                      Retained
                                      Common          Earnings
                                      Stock           (Deficit)         Total
                                    -----------     ------------    ------------

Balance at December 31, 1997        $   949,682     $   312,965     $ 1,262,647
Net loss                                   ----        (309,467)       (309,467)
Distributions to stockholders              ----        (272,500)       (272,500)
                                    -----------     ------------    ------------

Balance at September 30, 1998       $   949,682     $  (269,002)    $   680,680
                                    ===========     ============    ============


          The accompanying notes are an integral part of the condensed financial statements.

                         Noddings Investment Group, Inc.

                        Condensed Statement of Cash Flows
                                   (unaudited)

                      Nine months ended September 30, 1998


Cash flows from operating activities
Net loss                                                       $ (309,467)
Adjustments to reconcile net loss to net cash used in
  operating activities:
     Depreciation                                                  50,028
     Losses from interest in affiliated partnerships               33,722
     Changes in assets and liabilities:
          Decrease in management and incentive fees receivable    552,532
          Decrease in receivable from affiliates                   15,782
          Decrease in other receivables                             3,609
          Decrease in payable to affiliates                       (76,114)
          Decrease in accounts payable and accrued liabilities   (412,529)
          Increase in deferred rent                                19,300
                                                               -----------

Net cash used in operating activities                            (123,137)

Cash flows from investing activities
Sales of office furnishings and equipment                           2,574
Decrease in employee loans                                          9,861
Distributions to affiliated partnerships                             (945)
                                                               -----------

Net cash provided by investing activities                          11,490

Cash flows from financing activities
Distributions to stockholders                                    (272,500)
                                                               -----------

Net cash used in financing activities                            (272,500)
                                                               -----------

Net decrease in cash and cash equivalent                         (384,147)

Cash and cash equivalent at beginning of period                   768,311
                                                               -----------

Cash and cash equivalent at end of period                      $  384,164
                                                               ===========


          The accompanying notes are an integral part of the condensed financial statements.

                         Noddings Investment Group, Inc.

                     Notes to Condensed Financial Statements


Note 1 - Basis of Presentation

The accompanying unaudited financial statements should be read in conjunction with the financial statements and notes for the year ended March 31, 1998. In the opinion of management, the financial information reflects all adjustments which are of a normal recurring nature and are necessary for a fair presentation of the financial position, results of operations, and cash flows for the interim period. The results of operations for the interim period are not necessarily indicative of the results to be expected for the entire year.

                      Conning Corporation and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheets
                            As of September 30, 1998
                                   (unaudited)


                                                                                                                   Pro Forma
                                                                             Noddings        Pro Forma             Condensed
                                                            Noddings &      Investment       Adjusting            Consolidated
                                              Conning       Associates        Group           Entries               Conning
ASSETS
Current assets:
  Cash & cash equivalents                  $ 30,288,429    $    465,151    $    384,164    $ (4,629,441)[F1,2]    $ 26,508,303
  Short-term investments                     23,091,892           -               -               -                 23,091,892
  Accounts receivable, net                    9,246,060         926,907         322,026           -                 10,494,993
  Marketable equity securities                  251,390           3,733           -               -                    255,123
  Prepaid expenses & other current assets       506,504           7,546           -               -                    514,050
                                           ------------    ------------    ------------    -------------          ------------
       Total current assets                  63,384,275       1,403,337         706,190      (4,629,441)            60,864,361
Non-marketable investments at value           3,926,859           -               -               -                  3,926,859
Equipment & leasehold improvements net        1,416,332           -             121,235           -                  1,537,567
Deferred income taxes                         3,225,630           -               -               -                  3,225,630
Goodwill                                     37,921,783           -               -           3,176,250 [F1]        41,098,033
Other assets                                  2,734,950           -              77,299           -                  2,812,249
                                           ============    ============    =============   =============          ============
       Total assets                        $112,609,829    $  1,403,337    $    904,724    $ (1,453,191)          $113,464,699
                                           ============    ============    =============   =============          ============

LIABILITIES & SHAREHOLDERS EQUITY
Current liabilities:
  Compensation payable                     $  9,616,515    $      -        $      -        $     -                $  9,616,515
  Deferred revenue                            3,411,961           -               -              -                   3,411,961
  Due to affiliates                           4,150,759           -              14,320          -                   4,165,079
  Income taxes payable                        1,661,251           -               -            (185,648)[F3]         1,475,603
  Accounts payable and other accrued
    expenses                                 14,951,082         817,182         160,712          -                  15,928,976
                                           ------------    ------------    ------------    -------------          ------------
      Total current liabilities              33,791,568         817,182         175,032        (185,648)            34,598,134
Accrued rent liability                        3,169,669          73,519          49,012          -                   3,292,200
Other payables                                  360,000           -               -              -                     360,000
                                           ------------    ------------    ------------    -------------          ------------
      Total liabilities                      37,321,237         890,701         224,044        (185,648)            38,250,334
                                           ------------    ------------    ------------    -------------          ------------

Common stock                                    132,558           7,500         949,682        (957,182)[F1]           132,558
Additional Paid in Capital                   73,157,845         255,000           -            (255,000)[F1]        73,157,845
Retained earnings (deficit)                   8,395,677         250,136        (269,002)        (55,361)[F1,2,3]     8,321,450
Treasury stock                               (6,397,488)          -               -              -                  (6,397,488)
                                           ------------    ------------    ------------    -------------          ------------
      Total common shareholders' equity      75,288,592         512,636         680,680      (1,267,543)            75,214,365
                                           ============    ============    ============    =============          ============
      Total liabilities and shareholders'
        equity                             $112,609,829    $  1,403,337    $    904,724    $ (1,453,191)          $113,464,699
                                           ============    ============    ============    =============          ============


      See notes to pro forma condensed consolidated financial statements.

                      Conning Corporation and Subsidiaries
              Pro Forma Condensed Consolidated Statement of Income
                      For the year ended December 31, 1997
                                   (unaudited)


                                                                                                                Pro Forma
                                                                                             Pro Forma          Condensed
                                                            Noddings &       Noddings        Adjusting         Consolidated
                                              Conning       Associates      Investment        Entries            Conning
Revenues:
  Asset management and related fees        $ 49,502,655    $ 10,401,493    $  3,180,100    $      -            $ 63,084,248
  Research services                          15,478,709           -               -               -              15,478,709
  Other income                                1,634,143         171,583          92,207        (181,500)[F2]      1,716,433
                                           ------------    ------------    ------------    -------------       ------------
       Total revenue                         66,615,507      10,573,076       3,272,307        (181,500)         80,279,390
                                           ------------    ------------    ------------    -------------       ------------
Expenses
  Employee compensation & benefits           33,632,314       1,737,866       2,135,336           -              37,505,516
  Short interest rebates paid                     -           7,572,710           -               -               7,572,710
  Occupancy and equipment costs               3,552,179         385,440         179,558           -               4,117,177
  Marketing and production costs              5,674,545         463,610         160,019           -               6,298,174
  Professional services                       1,992,032          59,924          61,068           -               2,113,024
  Amortization of goodwill and other          2,968,964           -               -             165,000 [F1]      3,133,964
  Other operating expenses                    3,352,641          53,808         126,568           -               3,533,017
                                           ------------    ------------    ------------    -------------       ------------
       Total expenses                        51,172,675      10,273,358       2,662,549         165,000          64,273,582
                                           ------------    ------------    ------------    -------------       ------------

Operating income                             15,442,832         299,718         609,758        (346,500)         16,005,808
Interest expense                                300,261           -               -               -                 300,261
                                           ------------    ------------    ------------    -------------       ------------
       Income before provision for
         income taxes                        15,142,571         299,718         609,758        (346,500)         15,705,547
Provision for income taxes                    6,226,242           -               -             236,450 [F3]      6,462,692
                                           ------------    ------------    ------------    -------------       ------------

       Net income (loss)                   $  8,916,329    $    299,718    $    609,758    $   (582,950)       $  9,242,855
                                           ============    ============    ============    =============       ============

Preferred stock dividends                       963,127           -               -               -                 963,127
                                           ------------    ------------    ------------    -------------       ------------
Net earnings (loss) available to
   common shareholders                     $  7,953,202    $    299,718    $    609,758    $   (582,950)       $  8,279,728
                                           ============    ============    ============    =============       ============

Earnings per share:
     Basic                                 $       1.13                                                        $       1.17
     Fully diluted                         $       0.80                                                        $       0.83


      See notes to pro forma condensed consolidated financial statements.

                      Conning Corporation and Subsidiaries
              Pro Forma Condensed Consolidated Statement of Income
                  For the nine months ended September 30, 1998
                                   (unaudited)


                                                                                                                Pro Forma
                                                                                             Pro Forma          Condensed
                                                            Noddings &       Noddings        Adjusting         Consolidated
                                              Conning       Associates      Investment        Entries            Conning
Revenues:
  Asset management and related fees        $ 46,242,381    $  7,014,342    $  1,279,107    $                   $ 54,535,830
  Research services                          12,816,500           -               -               -              12,816,500
  Other income                                1,882,218          93,799         129,415        (136,125)[F2]      1,969,307
                                           ------------    ------------    ------------    -------------       ------------
       Total revenue                         60,941,099       7,108,141       1,408,522        (136,125)         69,321,637
                                           ------------    ------------    ------------    -------------       ------------

Expenses
  Employee compensation & benefits           28,473,128         974,383       1,377,184           -              30,824,695
  Short interest rebates paid                     -           5,398,220           -               -               5,398,220
  Occupancy and equipment costs               3,449,639         154,302         118,618           -               3,722,559
  Marketing and production costs              5,277,236         320,314         122,451           -               5,720,001
  Professional services                       1,719,100          69,134          59,945           -               1,848,179
  Amortization of goodwill and other          2,008,403           -               -             123,750 [F1]      2,132,153
  Other operating expenses                    3,244,616          64,466          39,791           -               3,348,873
                                           ------------    ------------    ------------    -------------       ------------
       Total expenses                        44,172,122       6,980,819       1,717,989         123,750          52,994,680
                                           ------------    ------------    ------------    -------------       ------------

Operating income (loss)                      16,768,977         127,322        (309,467)       (259,875)         16,326,957
Interest expense                                193,218           -               -               -                 193,218
                                           ------------    ------------    ------------    -------------       ------------
       Income (loss) before provision for
         (benefit from) income taxes         16,575,759         127,322        (309,467)       (259,875)         16,133,739
Provision for (benefit from) income taxes     7,049,700                                        (185,648)[F3]      6,864,052
                                           ============    ============    ============    =============       ============

       Net income (loss)                   $  9,526,059    $    127,322    $   (309,467)   $    (74,227)       $  9,269,687
                                           ============    ============    ============    =============       ============

Earnings per share:
     Basic                                 $       0.72                                                        $       0.70
     Fully diluted                         $       0.67                                                        $       0.66


      See notes to pro forma condensed consolidated financial statements.

                      Conning Corporation and Subsidiaries
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)


     These pro forma condensed consolidated financial statements should be read in conjunction with Conning Corporation and Subsidiaries' ("Conning") audited financial statements filed with the Securities and Exchange Commission ("SEC") filed on Form 10-K in March 1998 and the unaudited condensed consolidated financial statements for the nine month period ended September 30, 1998 filed with the SEC on form 10-Q in November 1998. The pro forma condensed consolidated balance sheet presents the combined balance sheets of Conning and Noddings & Associates and Noddings Investment Group (together, "Noddings") as of September 30, 1998. The pro forma condensed consolidated statement of income for the year ended December 31, 1997 combines the statement of income of Conning for the year ended December 31, 1997 with the statements of operations of Noddings for the year ended March 31, 1998. The pro forma condensed consolidated statement of income for the nine months ended September 30, 1998 combines the statements of income of Conning and the statements of operations of Noddings for the nine months ended September 30, 1998.

F1 The acquisition of Noddings will be accounted for as a purchase transaction. As a result, the pro forma excess cost over fair value of net assets acquired was approximately $3.3 million for Noddings as of the closing date. The annual amount of goodwill amortization is $165,000, based on a 20-year amortization period. The goodwill is considered deductible for Federal income tax purposes. The pro forma condensed consolidated financial statements are exclusive of any additional contingent consideration that may be paid in the future subject to meeting certain financial targets during the three years following the closing.

F2 Represents the impact of the investment income lost related to the cash consideration paid for Noddings for the nine month period ended September 30, 1998 and for the year ended December 31, 1997.

F3 The income tax expense reflected on the December 31, 1997 pro forma statement of income and the income tax benefit reflected on the September 30, 1998 pro forma statement of income are computed at an effective rate of 42%. Prior to the acquisition, Noddings' legal structure was an S corporation and, therefore, incurred no Federal or state income tax.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 30, 1998                CONNING CORPORATION

                                        By:  /s/ Leonard M. Rubenstein
                                             Name:  Leonard M. Rubenstein
                                             Title: Chairman and Chief Executive
                                                      Officer

                                       5